UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL	60661
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 621-1950

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 7, 2012, our stockholders approved an amendment to the LKQ Corporation 1998 Equity Incentive Plan and an amendment to the LKQ Corporation Long Term Incentive Plan, as disclosed in the description of matters 3 and 4 below in Item 5.07 of this Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders of LKQ Corporation was held on May 7, 2012. The final results of voting on each of the matters submitted to a vote of the security holders were as follows:

1.	The election of nine directors to terms ending in 2013. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
A. Clinton Allen	122,539,998	5,012,044	12,914,233
Kevin F. Flynn	126,185,756	1,366,286	12,914,233
Ronald G. Foster	124,016,276	3,535,766	12,914,233
Joseph M. Holsten	124,882,598	2,669,444	12,914,233
Blythe J. McGarvie	126,077,976	1,474,066	12,914,233
Paul M. Meister	122,583,572	4,968,470	12,914,233
John F. O’Brien	124,042,983	3,509,059	12,914,233
Robert L. Wagman	126,933,743	618,299	12,914,233
William M. Webster, IV	126,927,637	624,405	12,914,233

2.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2012. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	138,383,417
Votes Against:	2,020,276
Abstentions:	62,582
Broker Non-Votes:	0

3.	The approval of an amendment to our 1998 Equity Incentive Plan to explicitly allow participation by non-employee directors and to increase the number of shares of our common stock available for issuance under the plan by 544,417. The amendment was approved pursuant to the following votes:

Votes For:	115,970,652
Votes Against:	11,103,028
Abstentions:	478,362
Broker Non-Votes:	12,914,233

4.	The approval of an amendment to our Long Term Incentive Plan to allow adjustments to the target goals thereunder due to unusual, atypical or non-recurring items. The amendment was approved pursuant to the following votes:

Votes For:	123,526,014
Votes Against:	3,372,838
Abstentions:	653,190
Broker Non-Votes:	12,914,233

5.	An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	123,102,572
Votes Against:	3,988,892
Abstentions:	460,578
Broker Non-Votes:	12,914,233

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	LKQ Corporation 1998 Equity Incentive Plan, as amended (incorporated herein by reference to Appendix A to the Company’s Proxy Statement for its Annual Meeting of Stockholders on May 7, 2012 filed on March 23, 2012).

10.2	LKQ Corporation Long Term Incentive Plan (incorporated herein by reference to Appendix B to the Company’s Proxy Statement for its Annual Meeting of Stockholders on May 7, 2012 filed on March 23, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKQ Corporation

Date: May 10, 2012	By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel